UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

Commission File Number of issuing entity: 333-218098-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-218098

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01	Other Events

On February 10, 2020, Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”), Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”), as depositor, transferor and beneficiary of the Issuing Entity, and JPMorgan Chase Bank, National Association, a national banking association (the “Bank”), as sponsor, servicer and administrator of the Issuing Entity, entered into (i) an Underwriting Agreement (the “Underwriting Agreement”) and (ii) the Class A(2020-1) Terms Agreement (the “Class A(2020-1) Terms Agreement”) with respect to the issuance of $1,000,000,000 of Class A(2020-1) CHASEseries Notes (the “Class A(2020-1) Notes”), pursuant to the Underwriting Agreement, each with J.P. Morgan Securities LLC, as an underwriter and as representative of the underwriters named in the Class A(2020-1) Terms Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1a to this Current Report on Form 8-K. A copy of the Class A(2020-1) Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K

On February 5, 2020, the Issuing Entity filed a preliminary prospectus with the Securities and Exchange Commission pursuant to Rule 424(h) of the Rules and Regulations under the Securities Act of 1933, as amended (15 U.S.C. 77d). Pursuant to the terms of the Underwriting Agreement and the Class A(2020-1) Terms Agreement, the Issuing Entity, Chase Card Funding and the Bank propose to issue and sell the Class A(2020-1) Notes to be issued by the Issuing Entity on or around February 18, 2020 (the “Closing Date”).

On February 10, 2020, Skadden, Arps, Slate, Meagher & Flom LLP delivered its tax opinion (the “Class A(2020-1) Tax Opinion”) with respect to the issuance and sale of the Class A(2020-1) Notes. A copy of the Class A(2020-1) Tax Opinion is filed as Exhibit 8.1 to this Current Report on Form 8-K.

In connection with the issuance of the Class A(2020-1) Notes, the chief executive officer of Chase Card Funding has delivered a Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated as of February 10, 2020 (the “Class A(2020-1) Certification”). A copy of the Class A(2020-1) Certification is filed as Exhibit 36.1 to this Current Report on Form 8-K.

On the Closing Date, the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee and collateral agent, will enter into the Class A(2020-1) Terms Document (the “Class A(2020-1) Terms Document”), pursuant to which the Issuing Entity and the Indenture Trustee will create the Class A(2020-1) Notes and will specify the principal terms thereof. An unexecuted copy of the Class A(2020-1) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1a)	Underwriting Agreement, dated as of February 10, 2020, among Chase Issuance Trust, Chase Card Funding LLC, JPMorgan Chase Bank, National Association and J.P. Morgan Securities LLC.

(1.1)	Class A(2020-1) Terms Agreement, dated February 10, 2020, among Chase Issuance Trust, Chase Card Funding LLC, JPMorgan Chase Bank, National Association and J.P. Morgan Securities LLC.

(4.1)	Unexecuted copy of the Class A(2020-1) Terms Document, between Chase Issuance Trust and Wells Fargo Bank, National Association.

(8.1)	Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated February 10, 2020.

(36.1)	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated February 10, 2020, with respect to the Class A(2020-1) Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE CARD FUNDING LLC as Depositor of the Chase Issuance Trust

By:	/s/ Simon Braeutigam

Name:	Simon Braeutigam
Title:	Chief Executive Officer

Date: February 10, 2020